UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 2, 2026

Date of Report (Date of earliest event reported)

Xsolla SPAC 1

(Exact name of Registrant as specified in its charter)

Cayman Islands	001-43066	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

15260 Ventura Boulevard, Suite 2230 Sherman Oaks, CA	91403
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 987-9233

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001 per share, and one-half of one redeemable warrant	XSLLU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	XSLL	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	XSLLW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously disclosed, on January 30, 2026, Xsolla SPAC 1 (the “Company”) consummated its initial public offering (“IPO”), which consisted of 20,000,000 units (the “Units”). Each Unit consists of one Class A ordinary share, $0.0001 par value (“Class A Ordinary Share”) and one-half of one redeemable warrant of the Company (each, a “Warrant”), with each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share (subject to adjustment). The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $200,000,000. The Company granted D. Boral Capital LLC, the underwriter in the offering (the “Underwriter”), the right to purchase up to an additional 3,000,000 units to cover over-allotments, within 45 days of the closing (the Over-Allotment Option”).

As previously disclosed, simultaneously with the closing of the IPO, the Company consummated a private placement (the “Private Placement”) of an aggregate of 400,000 units (the “Private Units”) to Xsolla SPAC I LLC, at a price of $10.00 per Private Unit, generating total proceeds of $4,000,000. Each Private Unit consists of one Class A Ordinary Share and one-half of one redeemable Warrant, with each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share (subject to adjustment).

Subsequently, on January 30, 2026, the Underwriter partially exercised the Over-Allotment Option for 419,385 Units. The closing of the issuance and sale of the additional Units (the “Over-Allotment Option Units”) occurred on February 2, 2026. The total aggregate issuance by the Company of 419,385 Over-Allotment Option Units at a price of $10.00 per unit generated total gross proceeds of $4,193,850. The underwriters have a remaining option to purchase up to 2,580,615 additional units. On February 2, 2026, simultaneously with the sale of the Over-Allotment Option Units, the Company consummated the private sale of an additional 3,146 Private Units to the Sponsor generating gross proceeds of $31,460.

The Private Units were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transactions did not involve a public offering.

On February 2, 2026 an additional $4,193,850 consisting of the net proceeds from the sale of the Over-Allotment Option Units and the additional Private Units was placed in the trust account, resulting in a total of $204,193,850 held in the trust account.

On February 2, 2026, the Company issued the press release attached hereto as Exhibit 99.1 to this Current Report on Form 8-K, announcing the exercise of the over-allotment option by the Underwriter.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release
104	The Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 2, 2026

Xsolla SPAC 1

	By:	/s/ Dmitry Burkovskiy
	Name:	Dmitry Burkovskiy
	Title:	Chief Executive Officer

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